Exhibit 99.1

Horizon Aircraft Provides Update on Technical Flight Testing Progress

~ Continued Flight-Testing Progress Approaching Full Transition to Forward Flight of the

Company’s Large-Scale Prototype eVTOL Aircraft ~

~ Dynamic Video Footage of Most Recent Flight Test ~

~ Continuing Detailed Design of the Full-Scale Cavorite X7 Hybrid eVTOL Aircraft, on Track for

Completion and Testing in 2026 ~

Toronto, Canada, May 8, 2024 (GLOBE NEWSWIRE) – New Horizon Aircraft Ltd. (NASDAQ: HOVR), doing business as Horizon Aircraft (“Horizon” or the “Company”), a leading hybrid electric Vertical TakeOff and Landing (“eVTOL”) aircraft developer, announced several updates as the Company continues to prove critical technology elements of its unique aircraft.

Brandon Robinson, Chairman and Chief Executive Officer of Horizon commented, “The extremely positive test results continue to validate our innovative technology, our practical approach, and the team’s capability to deliver on our target timeline.”

Mr. Robinson continued, “Over the past several months, Horizon has made incredible progress. I am continually amazed with the technical aptitude of our team as it clears one engineering hurdle after another. The transition flight testing program has taken significant strides forward, with the aircraft demonstrating impressive stability and control all the way from hover to approaching transition speeds.”

Click here to see our most recent test flight video

Key Technical Highlights

Validation of the patent pending yaw control system, a key component of the patented HOVR Wing technology, has also been an important element in the recent testing phases. This system enables precise hover and performance in strong crosswinds, providing a smoother and more comfortable ride for passengers as well as enhanced stability and control for pilots.

Full-scale propulsion unit production has commenced. With the detailed design and aerodynamic analysis sufficiently developed, physical production and testing of the core vertical lifting fan technology represents a significant technical step towards building the full-scale prototype aircraft.

Horizon’s large-scale prototype continues to reach technological milestones as it moves through its rigorous flight-testing program governed under Transport Canada’s Special Flight Operations Certificate (SFOC). Transitional flight tests remain on schedule to be completed by mid-summer and the aircraft continues to demonstrate expected stability and control.

Mr. Robinson added, “I am immensely proud of our team’s relentless pursuit of excellence and their unwavering determination to push boundaries. As we celebrate these victories, we remain focused on our ultimate objective, ensuring that every flight test brings us closer to realizing our vision.”

The Company continues to leverage lessons learned from its current large-scale prototype flight test program to develop its full-scale aircraft. The Cavorite X7 eVTOL design is expected to fly faster and carry more cargo than its all-electric competitors. The aircraft features a patented wing system allowing it to fly most of its mission in a configuration like that of a normal aircraft. It will use a hybrid electric main power system that promises to be extremely efficient, safe, and able to re-charge its battery array in flight and after landing. With a growing team of aviation professionals, engineers and technicians, Horizon Aircraft’s elite aerospace team is positioned to build its full-scale demonstrator on schedule and capitalize on a rapidly growing Advanced Air Mobility (AAM) market.

Upcoming Investor and Trade Conferences

As a reminder, Horizon Aircraft’s Management team will be participating in the following upcoming investor and trade events:

●	EF Hutton Annual Global Investor Conference

o	Date: Wednesday, May 15, 2024

o	Location: The Plaza Hotel, New York, NY

●	The International Aerospace Innovation Forum

o	Date: May 21-22, 2024

o	Location: Tech Zone, Palais de Congrès de Montréal, Montreal, Québec

About Horizon Aircraft

Horizon Aircraft is an advanced aerospace engineering company that is developing one of the world’s first hybrid eVTOL that is to be able to fly most of its mission exactly like a normal aircraft while offering industry-leading speed, range, and operational utility. Horizon’s unique designs put the mission first and prioritize safety, performance, and utility. Horizon hopes to successfully complete testing and certification of its Cavorite X7 eVTOL quickly and then enter the market and service a broad spectrum of early use cases. Visit www.horizonaircraft.com for more information.

Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the ability of the parties to recognize the benefits of the business combination agreement and the business combination; (iv) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (v) statements regarding Horizon’s industry and market size; (vi) financial condition and performance of Horizon, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon; (vii) Horizon’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (viii) successful completion of testing and certification of Horizon’s Cavorite X7 eVTOL; (ix) the targeted future production of Horizon’s Cavorite X7 aircraft; (x) the number of aircraft purchased under the LOI with JetSetGo; and (xi) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Proxy Statement and other documents to be filed by New Horizon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Horizon may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Horizon does not give any assurance that Horizon will achieve its expectations.

Contacts

Horizon Aircraft

Inquiries (PR):

Phil Anderson
Phone: +44 (0)7767 491 519

Phil@perceptiona.com

Investor Contacts:

Shannon Devine and Rory Rumore

MZ Group

Phone: (203) 741-8841

HorizonAircraft@mzgroup.us

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